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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2005

                           DECORATOR INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


      Pennsylvania                     1-7753                     25-1001433
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(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

    10011 Pines Boulevard, Pembroke Pines, Florida                 33024
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       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (954) 436-8909

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

        On March 29, 2005, registrant issued a press release announcing restatement of its financial results for the fiscal year ended January 1, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

        The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01   EXHIBITS

            (c) Exhibits.

            99.1 - Press release dated March 29, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DECORATOR INDUSTRIES, INC.
                                                      (Registrant)

Date:   March 29, 2005                           By: /s/  Michael K. Solomon
                                                     ---------------------------
                                                     Michael K. Solomon
                                                     Vice President and
                                                     Principal Financial Officer